SEQUOIA SELECT EQUITY INCOME ETF Ticker Symbol: SFEI Listed on NYSE Arca, Inc.	SUMMARY PROSPECTUS August 12, 2026 https://sequoia-financial-etfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated August 12, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://sequoia-financial-etfs.com/sfei. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Sequoia Select Equity Income ETF (the “Fund”) seeks to provide income and capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.39%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.39%
1 Estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$40	$125
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange‑traded fund (“ETF”) that invests primarily in dividend-paying equity securities selected by Sequoia Financial Group, LLC (the “Sub‑Adviser”). The Sub-Adviser selects large capitalization U.S. equity securities by employing a disciplined hybrid investment process that integrates a top-down, macroeconomic outlook — incorporating assessments of monetary policy, fiscal policy, and economic indicators — with fundamental, bottom-up analysis of industries and companies. The top-down and bottom-up analyses aim to identify the sectors, industries, and companies expected to benefit from long-term, multi-year investment growth themes identified by the Sub-Adviser.
The long‑term investment themes identified by the Sub-Adviser are generally expected to remain relevant for approximately three to five years. Examples of these themes include: artificial intelligence, defense & space, online advertising, and energy transition. These themes are intentionally broad to accommodate new dynamics related to a theme. Over time, older themes mature and are deemphasized, while newer themes are identified and gradually become more significant to the Fund.

The Sub-Adviser screens a universe of U.S.-listed large‑capitalization companies (typically those with a market capitalization greater than $20 billion) and real estate investment trusts (“REITs”) to identify investment candidates based on their competitive positioning (e.g., a company’s products or services relative to its peers or regulatory barriers to entry), revenue and margin drivers, return characteristics, and capital allocation practices, along with their historic sensitivity to the factors driving the themes and exposures identified by the Sub-Adviser. The Sub-Adviser expects that companies included in the Fund will pay a dividend and will generally be classified as value companies (i.e., companies that are selling at a discount to their intrinsic value).
When assessing a company, the Sub-Adviser considers a number of valuation metrics, such as a company’s forward price-to-earnings (P/Es), price/earnings-to-growth ratio (PEG), price-to sales ratio (P/S), free cash flow (FCF) yield, and dividend yield. In addition, the Sub-Adviser also considers the durability of a company’s competitive position by considering an array of factors, such as unique/patent protected intellectual property, research & development and technology investment levels, and human capital talent/experience. This process is designed to take the information obtained from the company-specific bottom-up analysis and identify those companies that are selling at reasonable valuations when compared to their intrinsic valuations. The Sub-Adviser defines the “intrinsic value” of a company as what the business is or could be worth based on profits, assets, and future cash flows. When determining a company’s intrinsic value, the Sub-Adviser may use a variety of valuation methodologies, including comparative company valuations, discounted cash flows, sum-of-the-parts, and/or leveraged buyout analyses.
In addition to the Fund’s individual equity strategy, the Fund may invest in other ETFs for their ability to represent companies of a certain market capitalization, a particular sector (e.g., information technology companies), or a subset of an asset class (e.g., small cap value companies), or based on factors such as their risk adjusted return, alpha, style (e.g., growth or value). The Fund’s investments in other ETFs may include ETFs that are affiliated (i.e., that have the same investment adviser or sub-adviser), ETFs that use a variety of strategies, and ETFs that are actively-managed or index-based strategies.
The Sub-Adviser initiates individual equity positions for the Fund at a weight up to 4% of the portfolio, and positions are generally capped at 12% of the portfolio on an ongoing basis. The position sizes are subject to change based on the Sub-Adviser’s discretion.
While it is anticipated that the Fund will invest across a range of industries, certain sectors may be overweight compared to others because the Sub-Adviser seeks the best investment opportunities regardless of sector. The Sub-Adviser seeks to maintain relatively low turnover consistent with its multi‑year thematic approach.
Securities may be sold due to deterioration in company fundamentals, reduced profitability, dividend impairment (e.g., dividend cut or risk of dividend cut, reduction in free cash flows), valuation levels that are considered full relative to peers or historical ranges, adverse macroeconomic developments, or changes in the long‑term themes supporting the original investment rationale.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Value Investing Risk. Securities issued by companies that may be perceived as undervalued may be appropriately valued. Value securities may fail to appreciate for long periods of time or may never realize their full potential value. In addition, the Fund’s ability to realize any benefits of investing in value securities may depend on the Fund’s ability to stay invested until the market’s perception of such securities change. Value securities have generally performed better than non-value securities during periods of economic recovery (although there is no assurance that they will continue to do so). Value securities may go in and out of favor over time.
Dividend-Paying Securities Risk. Investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Securities of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other securities, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Sector Risk. Companies with similar characteristics may be grouped together into broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio manager’s success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio manager and the skill of the Adviser, Sub-Adviser, and/or portfolio manager in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio manager about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
Real Estate Investment Risk. The Fund’s investments in real estate companies and companies related to the real estate industry subject the Fund to risks associated with the direct ownership of real estate securities. These risks include, among others: declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Mortgage REITs are exposed to risks associated with changes in interest rates, changes in credit spreads, and declines in real estate values. Debt investments are also subject to loss in value due to high or sustained inflation because the debt could be paid back in significantly depreciated currency. Further, REITs are dependent upon specialized management skills and cash flows, and may have investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. The value of a REIT may be affected by changes in interest rates.
Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance is impacted by the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees).
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://sequoia-financial-etfs.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Sequoia Financial Group, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGER
Patrick A. Snell, CFA, CAIA, Vice President, Portfolio Manager of the Sub-Adviser, is the person primarily responsible for the day-to-day management of the Fund. Mr. Snell has served as portfolio manager of the Fund since inception.

PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.